SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2005

VIDEO DISPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-13394	58-1217564
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation	File Number)	Identification)

1868 Tucker Industrial Drive., Tucker, GA  30084

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 938-2080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 27, 2005 BDO Seidman, LLP notified the Audit Committee that it would decline to stand for reappointment as the Company’s independent registered public accounting firm.  BDO Seidman, LLP has agreed to continue to serve as the Company’s independent registered public accounting firm relative to the Company’s financial statements for the quarter ended May 31, 2005 in order to facilitate a smooth transition to a successor firm of independent accountants.  The audit committee did not recommend or approve the decision to decline to stand for re-election.  The effective date of BDO Seidman, LLP’s resignation was July 18, 2005.

BDO Seidman, LLP’s reports on the Company’s financial statements for the fiscal years ended February 29, 2004 and February 28, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  For the fiscal years ended February 29, 2004 and February 28, 2005, and up to the date of BDO Seidman, LLP’s notification of their declination to stand for reappointment as the Company’s auditor on June 27, 2005, there has been no disagreement between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On June 10, 2005 BDO Seidman notified the Audit Committee of a material weakness in the Registrant’s internal control structure.  The areas that were deemed to contain material weakness surrounded the failure to have financial reporting personnel necessary to properly identify and record in a timely fashion, non-routine transactions and to prepare financial statements and related disclosures timely; and the failure of Management to routinely review and approve on a monthly basis all repetitive and non-repetitive journal entries made at divisional levels, to ensure that all entries were made and calculated properly, which could affect the reported results for the accounting period.  This notification was done verbally by teleconference between BDO Seidman, LLP and the Audit Committee.

As disclosed in the Company’s Form 10-Q/A for the period ended May 31, 2004, BDO Seidman, LLP previously notified the Audit Committee of a reportable condition in the Registrant’s internal control structure.  The area that was deemed to contain the reportable condition surrounded insufficient reconciliation procedures involving intercompany transactions in fiscal year 2003.  In the third quarter of fiscal 2004, the Company implemented regular monthly transaction reconciliation and review processes in order to enhance its controls and procedures over intercompany transactions.

As of June 27, 2005, the Company had not yet engaged new independent accountants to replace BDO Seidman, LLP.  The Audit Committee has authorized BDO Seidman, LLP to respond fully to all enquiries made by the successor independent accountant.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBIT OF REGISTRANT’S CERTIFYING ACCOUNTANT

c)                                                  Exhibits

Exhibit No.	Document Description
16	Letter from BDO Seidman, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VIDEO DISPLAY CORPORATION
(Registrant)

Date: September 16, 2005	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer